UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: October 6, 1999

MEDIX RESOURCES, INC
(Exact name of registrant as specified in its charter)
             Colorado                     000-24768            84-1123311
  ----------------------------          -------------       -------------------
  (State or other jurisdiction           (Commission          (IRS Employer
        of incorporation)               (File Number)       Identification No.)

     7100 East Belleview Ave., Suite 301, Englewood, CO           80111
  -------------------------------------------------------   -------------------
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (303) 741-4828

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events
Press release dated September 22, 1999 announcing Medix Resources allowed patent on Cymedix.com software.

       Exhibit No.             Description            Reg. S-K Item No.
------------------------    ----------------        --------------------

          *99.1              Press release                    99

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIX RESOURCES, INC.

Date: October 6, 1999          By:/s/ John P. Yeros
                                      John P. Yeros, President and Chief
                                      Executive Officer